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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 29, 2000


                              IKON Receivables, LLC
                              ---------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      333-91599                23-2990188
          --------                      ---------                ----------
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
      of Incorporation)                  Number)             Identification No.)


              Attention: President                                31208
                                                                  -----
                 1738 Bass Road                                (Zip Code)
                  P.O. Box 9115
                 Macon, Georgia
    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code
                                 (912) 471-2300
                                 --------------

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                                    No change
                                    ---------
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Notes and the Leases

            IKON Receivables, LLC (the "Registrant" or the "Issuer") has registered $2,000,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-91599) (as amended, the "Registration Statement").

            Pursuant to the Registration Statement, the Registrant issued $634,431,000 in aggregate principal amount of its Lease-Backed Notes (the "Notes"), on December 7, 2000 (the "Closing Date").

            This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of December 1, 2000, among the Issuer, IOS Capital, Inc.
-----------
as Servicer, and The Chase Manhattan Bank, as Trustee.

            The primary assets of the Issuer are a pool of equipment leases (the "Leases"), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit
                                                                      -------
10.1. As of the Closing Date, the Leases had the characteristics described in
----
the Prospectus dated April 28, 2000, the Preliminary Prospectus Supplement dated November 21, 2000 previously filed with the Commission pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated November 29, 2000 previously filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated November 29, 2000, among the Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Chase Securities Inc. as Representative of the Underwriters.

            3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.*

            4.1 Indenture, dated as of December 1, 2000 among the Issuer, The Chase Manhattan Bank, as Trustee, and IOS Capital Inc., as Servicer.

            4.2 Certificate Guaranty Insurance Policy, dated December 7, 2000, issued and delivered by Ambac Assurance Corporation.

            5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated December 7, 2000.

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated December 7, 2000.

            10.1 Assignment and Servicing Agreement, dated as of December 1, 2000, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

            10.2 Indemnification Agreement, dated December 7, 2000, among Chase Securities Inc., Banc of America Securities LLC, Deutsche Banc Alex. Brown, Lehman Brothers Inc. and PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

            10.3 Insurance and Indemnity Agreement, dated December 7, 2000, among IOS Capital, Inc., as Originator and Servicer, the Issuer, IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

            10.4 Schedule to ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer and Confirmation to the ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer, each dated as of December 7, 2000.

            23.1  Consent of PricewaterhouseCoopers LLP.

            23.2  Consent of Ernst & Young, LLP.

            23.3 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

            25.1  Statement of Eligibility of Indenture Trustee.***

            * Previously filed on Form 8-K with the Securities and Exchange Commission on June 16, 2000.

            **    Previously filed on Form 8-K with the Securities and Exchange
Commission on November 30, 2000.

            ***   Previously filed on Form 8-K with the Securities and Exchange
Commission on December 5, 2000.


                                       2
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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             IKON Receivables, LLC

                             By: IKON Receivables Funding, Inc.,
                                 its Manager



                             By: /s/ J.F. Quinn
                                --------------------------------
                                Name:      J.F. Quinn
                                Title:     Treasurer




Dated:  December 22, 2000
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
-----------     -----------

      1.1 Underwriting Agreement, dated November 29, 2000, among the Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Chase Securities Inc. as Representative of the Underwriters.

      3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.*

      4.1 Indenture, dated as of December 1, 2000 among the Issuer, The Chase Manhattan Bank, as Trustee, and IOS Capital Inc., as Servicer.

      4.2 Certificate Guaranty Insurance Policy, dated December 7, 2000, issued and delivered by Ambac Assurance Corporation.

      5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated December 7, 2000.

      8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated December 7, 2000.

      10.1 Assignment and Servicing Agreement, dated as of December 1, 2000, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

      10.2 Indemnification Agreement, dated December 7, 2000, among Chase Securities Inc., Banc of America Securities LLC, Deutsche Banc Alex. Brown, Lehman Brothers Inc. and PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

      10.3 Insurance and Indemnity Agreement, dated December 7, 2000, among IOS Capital, Inc., as Originator and Servicer, the Issuer IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

      10.4 Schedule to ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer, and Confirmation to the ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer, each dated as of December 7, 2000.

      23.1  Consent of PricewaterhouseCoopers LLP.

      23.2  Consent of Ernst & Young, LLP.

      23.3 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

      25.1  Statement of Eligibility of Indenture Trustee.***


            * Previously filed on Form 8-K filed with the Securities and Exchange Commission on June 16, 2000.*

            ** Previously filed on Form 8-K filed with the Securities and Exchange Commission on November 30, 2000.

            *** Previously filed on Form 8-K filed with the Securities and Exchange Commission on December 5, 2000.